UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIGHTBRIDGE CORPORATION
(Name of Registrant as Specified in Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

The purpose of this Schedule 14A is to file a press release issued by Lightbridge Corporation (the “Company”) on May 26, 2021 postponing the 2021 annual meeting of shareholders of the Company to June 28, 2021.

FOR IMMEDIATE RELEASE

Lightbridge Corporation Announces Postponement of Annual Meeting of Shareholders

RESTON, Va., May 26, 2021 (GLOBE NEWSWIRE) – Lightbridge Corporation (Nasdaq: LTBR), an advanced nuclear fuel technology company, today announced that it is postponing its Annual Meeting of Stockholders (the “Meeting”) to Monday, June 28, 2021 at 11am ET to provide its shareholders with additional time to vote on the proposals submitted for shareholder approval at the Meeting. Shareholders are advised that because one of the proposals involves proposed amendments to the Company’s Articles of Incorporation, the holders of a majority of the outstanding shares of Lightbridge common stock must approve such proposal.

The record date for determining the shareholders eligible to vote at the Meeting will remain the close of business on March 29, 2021. Shareholders who have already submitted a proxy do not need to vote again for the postponed Meeting rescheduled for Monday, June 28, 2021 at 11am ET at www.virtualshareholdermeeting.com/LTBR2021, as the proxies submitted will remain valid.

The Lightbridge Board of Directors unanimously recommends that shareholders vote in favor of all proposals.

Your Vote is Important - No Matter How Many or How Few Shares You Own

For assistance with voting your shares please contact Advantage Proxy, Inc. toll free at 1-877-870-8565, collect at 1-206-870-8565 or by email to ksmith@advantageproxy.com. Lightbridge shareholders who require assistance with voting their shares or have questions may contact the Company by email at ir@ltbridge.com.

Shareholders who have already submitted proxies and want to change their proxy can update their vote at any time before the votes are cast at the Meeting. Your vote will be recorded at the Meeting in accordance with your most recently submitted proxy.

Important Information

This communication may be deemed to be solicitation material in connection with the proposals to be considered at the Meeting. In connection with the proposals, the Company filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on April 7, 2021. Shareholders are urged to read the definitive proxy statement and all other relevant documents filed with the SEC because they contain important information about the proposals. An electronic copy of the definitive proxy statement is available on the Company’s website at www.ltbridge.com/investors and on the Company’s EDGAR profile at www.sec.gov.

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About Lightbridge Corporation

Lightbridge (NASDAQ: LTBR) is an advanced nuclear fuel technology development company positioned to enable carbon-free energy applications that will be essential in preventing climate change. The Company is developing Lightbridge Fuel™, a proprietary next-generation nuclear fuel technology for Small Modular Reactors, as well as existing light-water reactors, which significantly enhances reactor safety, economics, and fuel proliferation resistance. To date, Lightbridge has been awarded twice by the U.S. Department of Energy’s Gateway for Accelerated Innovation in Nuclear program to support development of Lightbridge Fuel™. Lightbridge’s innovative fuel technology is backed by an extensive worldwide patent portfolio. For more information, please visit: www.ltbridge.com.

To receive Lightbridge Corporation updates via e-mail, subscribe at https://www.ltbridge.com/investors/news-events/email-alerts

Lightbridge is on Twitter. Sign up to follow @LightbridgeCorp at http://twitter.com/lightbridgecorp.

Forward Looking Statements

With the exception of historical matters, the matters discussed herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing and outcome of research and development activities, other steps to commercialize Lightbridge Fuel™ and future governmental support and funding for nuclear energy. These statements are based on current expectations on the date of this news release and involve a number of risks and uncertainties that may cause actual results to differ significantly from such estimates. The risks include, but are not limited to: the Company’s ability to commercialize its nuclear fuel technology; the degree of market adoption of the Company’s product and service offerings; the Company’s ability to fund general corporate overhead and outside research and development costs; market competition; our ability to attract and retain qualified employees; dependence on strategic partners; demand for fuel for nuclear reactors, including small modular reactors; the Company’s ability to manage its business effectively in a rapidly evolving market; the availability of nuclear test reactors and the risks associated with unexpected changes in the Company’s fuel development timeline; the increased costs associated with metallization of our nuclear fuel; public perception of nuclear energy generally; changes in the political environment; risks associated with the further spread of COVID-19, including the ultimate impact of COVID-19 on people, economies, and the Company’s ability to access capital markets; changes in the laws, rules and regulations governing the Company’s business; development and utilization of, and challenges to, our intellectual property; risks associated with potential shareholder activism; potential and contingent liabilities; as well as other factors described in Lightbridge’s filings with the Securities and Exchange Commission. Lightbridge does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

A further description of risks and uncertainties can be found in Lightbridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its other filings with the Securities and Exchange Commission, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Statements”, all of which are available at http://www.sec.gov/ and www.ltbridge.com.

Investor Relations Contact:

Matthew Abenante, IRC

Director of Investor Relations

Tel: +1 (646) 828-8710
ir@ltbridge.com

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